Securities and Exchange Commission

                             Washington, D.C. 20549

                                  SCHEDULE 14A



                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



                  Filed by the registrant  [X]

                  Filed by a Party other than the registrant  [ ]



                  Check the appropriate box:

                  [  ]   Preliminary proxy statement

                  [  ]   Confidential, for Use of the Commission Only (as
                         permitted by Rule 14a-6(e)(2))

                  [X]    Definitive proxy statement

                  [  ]   Definitive additional materials

                  [  ]   Soliciting material pursuant to Rule 14a-12



                           UNITED ROAD SERVICES, INC.

                (Name of Registrant as Specified in Its Charter)

                                       N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



                  Payment of filing fee (Check the appropriate box):

                  [X]    No fee required.

                  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                         (1) Title of each class of securities to which transaction applies:

                         (2) Aggregate number of securities to which transaction applies:

                         (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                         (4)       Proposed maximum aggregate value of
                                   transaction:

                         (5)       Total fee paid:

                  [ ]    Fee paid previously with preliminary materials.

                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                         (1)       Amount previously paid:

                         (2)       Form, Schedule or Registration Statement No.:

                         (3)       Filing party:

                         (4)       Date filed:

                           UNITED ROAD SERVICES, INC.

                             17 COMPUTER DRIVE WEST
                             ALBANY, NEW YORK 12205

                                                                November 6, 2001
Dear Stockholder of United Road Services, Inc.:

         You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of United Road Services, Inc., a Delaware corporation (the "Company"), to be held on November 29, 2001, beginning at 10:00 a.m. Eastern Time, at the offices of KPS Special Situations Fund, L.P., 200 Park Avenue, 58th Floor, New York, New York. The Annual Meeting is being held for the following purposes:

                  1.       To elect four Class III directors of the Company; and

                  2. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The enclosed Notice and Proxy Statement contain details concerning the matters to be addressed at the Annual Meeting. We urge you to read and consider these documents carefully. Whether or not you plan to be at the Annual Meeting, please be sure to sign, date and return the enclosed proxy card as soon as possible. For your convenience, a return envelope is enclosed that requires no postage if mailed in the United States. If you attend the meeting in person, you may vote in person, even if you previously returned your proxy card. Your vote is important regardless of the number of shares you own.



                                           Sincerely,

                                           /s/ Gerald R. Riordan

                                           Gerald R. Riordan
                                           Chief Executive Officer and Secretary

                           UNITED ROAD SERVICES, INC.
                             17 COMPUTER DRIVE WEST
                             ALBANY, NEW YORK 12205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                NOVEMBER 29, 2000



To the Stockholders of

   United Road Services, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of United Road Services, Inc., a Delaware corporation (the "Company"), will be held at the offices of KPS Special Situations Fund, L.P., 200 Park Avenue, 58th Floor, New York, New York, on November 29, 2001, beginning at 10:00 a.m., Eastern Time, for the following purposes:

                  1.       To elect four Class III directors of the Company; and

                  2. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on October 19, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.



                                           By Order of the Board of Directors,

                                           /s/ Gerald R. Riordan

                                           Gerald R. Riordan
                                           Chief Executive Officer and Secretary

November 6, 2001

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES) AS SOON AS POSSIBLE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL ATTEND THE MEETING AND VOTE IN PERSON. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                           UNITED ROAD SERVICES, INC.
                             17 COMPUTER DRIVE WEST
                             ALBANY, NEW YORK 12205

                               ------------------

                                 PROXY STATEMENT
                                       FOR
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 29, 2001
                               ------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of United Road Services, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders scheduled for November 29, 2001 (the "Annual Meeting"), beginning at 10:00 a.m. Eastern Time, at the offices of KPS Special Situations Fund, L.P., 200 Park Avenue, 58th Floor, New York, New York, for the following purposes:

                  1.       To elect four Class III directors of the Company; and

                  3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         This proxy statement and the accompanying proxy card are first being mailed to the Company's stockholders on or about November 7, 2001.

         The Annual Report to Stockholders for the fiscal year 2000 accompanies this proxy statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company at the Company's address listed above.

                            QUORUM AND REQUIRED VOTE

         A majority of the outstanding shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), represented in person or by proxy at the Annual Meeting will constitute a quorum. Directors shall be elected as described in the section herein entitled "Proposal No. 1: Election of Directors." Approval of any other proposal presented at the Annual Meeting requires the affirmative vote of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting. With respect to any matters to come before the Annual Meeting, other than the election of directors, holders of the Company's Series A Participating Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), are entitled to vote together with the holders of the Common Stock as a single class. With respect to any such matters, each holder of Series A Preferred Stock is entitled to the number of votes equal to the number of full shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted on the record date for such vote. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting, except as otherwise described under "Proposal No. 1: Election of Directors."

         As of the record date for the determination of stockholders entitled to vote at the Annual Meeting, Blue Truck Acquisition, LLC, a Delaware limited liability company ("Blue Truck"), which is controlled by KPS Special Situations Fund, L.P., a Delaware limited partnership ("KPS"), owned shares of Series A Preferred Stock (including dividends accumulated thereon as of October 19, 2001) convertible into approximately 6,638,968 shares of Common Stock, which represents approximately 71.7% of the shares eligible to vote on matters submitted to stockholders at the Annual Meeting other than the election of directors. Thus, KPS will be able to control the vote on any matters to come before the Annual Meeting other than the election of directors.

         With respect to the election of directors, shares that are entitled to vote for any particular nominee may be voted for such nominee or withheld from voting for such nominee. Votes that are withheld and proxies relating to "street name" shares for which brokers have not received voting instructions from the beneficial owner ("Broker Non-Votes") will be counted to determine whether a quorum is present, but will have no effect on the outcome. With respect to any other proposal to come before the Annual Meeting, abstentions and Broker Non-Votes will be counted to determine whether a quorum is present. In determining whether any such proposal has received the requisite number of favorable votes, abstentions will be counted as part of the total number of votes cast on such proposal, whereas Broker Non-Votes will not be counted as part of the total number of votes cast on such proposal. Thus, abstentions will have the same effect as votes "against" the proposal, whereas Broker Non-Votes will have no effect in determining whether any such proposal has been approved by the stockholders.

                                     PROXIES

         The enclosed proxy card provides that you may specify that your shares be voted FOR or to WITHHOLD your vote with respect to the election of each director nominated by the Board of Directors for which you are entitled to vote. All shares represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies.

         Properly executed proxies from record holders of shares that do not contain voting instructions will be voted FOR the Board of Directors' nominees named in this proxy statement for which such shares are entitled to vote. If the stockholder holds the shares in street name through a broker, the shares will be treated as described in "Quorum and Required Vote" above. Stockholders are urged to mark the box on the proxy card to indicate how their shares are to be voted. It is not expected that any matter other than those referred to herein will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their own judgment with respect to such matters, unless authority to do so is withheld in the proxy.

         Any stockholder who executes and returns a proxy may revoke such proxy in writing at any time before it is voted at the Annual Meeting by: (1) filing with the Secretary of the Company, at 17 Computer Drive West, Albany, NY 12205, written notice of such revocation bearing a later date than the proxy or a subsequent, later dated and signed proxy relating to the same shares; or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and employees of the Company may solicit proxies in person or by facsimile, electronic mail, telephone or advertisements. Such individuals will not receive any extra compensation for these activities. The Company will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of the Common Stock. The Company will reimburse such persons for the reasonable out-of-pocket expenses that they incur in connection with forwarding such material.

                                   RECORD DATE

         As of October 19, 2001, the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), the Company had outstanding 2,102,197 shares of its Common Stock and 662,119 shares of its Series A Preferred Stock. The Common Stock and the Series A Preferred Stock are the only shares entitled to vote at the Annual Meeting.

                               REVERSE STOCK SPLIT

         All per share references contained in this proxy statement have been adjusted to give effect to the 1-for-10 reverse split of the outstanding Common Stock effected as of May 4, 2000 (the "Reverse Stock Split").

                        CHANGE OF CONTROL OF THE COMPANY

         On July 20, 2000, Blue Truck purchased 613,073.27 shares of the Company's Series A Preferred Stock for $25.0 million in cash consideration and CFE, Inc., a Delaware corporation ("CFE") and an affiliate of General Electric Capital Corporation ("GE Capital"), purchased 49,045.86 shares of Series A Preferred Stock for $2.0 million in cash consideration (collectively the "KPS Transaction"). The source of consideration paid by Blue Truck in the KPS Transaction was a capital contribution to Blue Truck by KPS, and the source of consideration paid by CFE was its own working capital.

         In accordance with the terms of the Certificate of Powers, Designations, Preferences and Rights of the Series A Preferred Stock (the "Certificate of Designations") and the Investors' Agreement between the Company and Blue Truck entered into in connection with the KPS Transaction (the "KPS Investors' Agreement"), on July 20, 2000, Richard A. Molyneux, Grace M. Hawkins, Mark J. Henninger and Merril M. Halpern resigned from the Board of Directors of the Company and six individuals designated by a majority of the holders of the Series A Preferred Stock (the "Majority Holders"), consisting of Eugene J. Keilin, Michael G. Psaros, David P. Shapiro, Stephen W. Presser, Brian J. Riley and Raquel V. Palmer, were appointed to fill the vacancies then existing on the Board. As a result, effective as of the closing of the KPS Transaction, the designees of the Majority Holders comprised a majority of the Board of Directors. As of the Record Date, Blue Truck and CFE owned shares of Series A Preferred Stock (including dividends accumulated thereon as of October 19, 2001) convertible into approximately 71.7% and 5.7% of the Common Stock, respectively.

         In connection with the KPS Transaction, the Company agreed to pay KPS Management, LLC, a Delaware limited liability company and an affiliate of KPS and Blue Truck ("KPS Management") a transaction fee in the amount of $2,500,000, $1,250,000 of which was paid by the Company at the closing of the KPS Transaction and the remainder of which was paid on October 31, 2000. The Company also paid the reasonable fees and expenses incurred by Blue Truck in connection with the KPS Transaction. In addition, in accordance with the terms of the stock purchase agreement relating to the KPS Transaction, the Company is required to pay KPS Management an annual management fee of (a) $1,000,000, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect a majority of the Company's directors, or (b) $500,000, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect at least three of the Company's directors. No management fee will be payable in the event that holders of the Series A Preferred Stock do not have the right under the KPS Investors' Agreement or the Certificate of Designations to elect at least three of the Company's directors.

                                  RECENT EVENTS

         On May 3, 2001, Robert L. Berner, III resigned as a director of the Company. On May 14, 2001, the Board of Directors appointed Joseph S. Rhodes, the designee of Charter URS, LLC ("Charterhouse") pursuant to the Amended and Restated Investors' Agreement between the Company and Charterhouse (the "Charterhouse Investors' Agreement"), as a Class II director to fill the vacancy resulting from Mr. Berner's resignation.

         On June 1, 2001, Michael S. Pfeffer resigned as a director of the Company. On June 26, 2001, the Board of Directors appointed A. Lawrence Fagan, the designee of Charterhouse pursuant to the Charterhouse Investors' Agreement, as a Class I director to fill the vacancy resulting from Mr. Pfeffer's resignation.

         On June 18, 2001, Todd Q. Smart resigned as a director of the Company.

                           FORWARD-LOOKING STATEMENTS

         From time to time, in written reports and oral statements, management may discuss its expectations regarding the Company's future performance. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies or other actions taken or to be taken by the Company, including the impact of such plans, strategies or actions on the Company's results of operations or components thereof, projected or anticipated benefits from operational changes, acquisitions or dispositions made or to be made by the Company, or projections involving anticipated revenues, costs, earnings or other aspects of the Company's results of operations. The words "expect," "believe," "anticipate," "project," "estimate," "intend" and similar expressions, and their opposites, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance but rather are based on currently available competitive, financial and economic data and management's operating plans. These forward-looking statements involve risks and uncertainties that could render actual results materially different from management's expectations. Such risks and uncertainties include, without limitation, the availability of capital to fund the Company's operations, including expenditures for new and replacement equipment, risks related to the Company's limited operating history and its ability to integrate acquired companies, risks related to the Company's ability to successfully improve the profitability of its acquired businesses, the loss of significant customers and contracts, changes in applicable regulations, including but not limited to, various federal, state and local laws and regulations regarding equipment, driver certification, training, recordkeeping and workplace safety, risks related to the adequacy, functionality, sufficiency and cost of the Company's information systems, potential exposure to environmental and other unknown or contingent liabilities, risks associated with the Company's labor relations, risks related to the adequacy of the Company's insurance, changes in the general level of demand for towing, recovery and transport services, price changes in response to competitive factors, risks related to fuel, insurance, labor and other operating costs, risks related to the over-the-counter trading of the Company's Common Stock, seasonal and other event driven variations in the demand for towing, recovery and transport services, general economic conditions, and other risk factors described from time to time in the Company's reports filed with the Securities and Exchange Commission (the "Risk Factors"). All statements herein that are not statements of historical fact are forward-looking statements. Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that those expectations will prove to have been correct. Certain other important factors that could cause actual results to differ materially from management's expectations ("Cautionary Statements") are disclosed in this proxy statement and in the other filings of the Company with the Securities and Exchange Commission. All written forward-looking statements by or attributable to management in this Proxy Statement are expressly qualified in their entirety by the Risk Factors and the Cautionary Statements. Investors must recognize that events could turn out to be significantly different from what management currently expects.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors constituting the entire Board at eleven. There are currently ten persons serving on the Board, with one vacancy. The Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") provides that the Board of Directors of the Company shall be divided into three classes, as nearly equal in number as possible, with one class being elected each year for a three-year term.

CURRENT COMPOSITION OF BOARD OF DIRECTORS

         The following is the current composition of the Board of Directors:

         Director                                             Class
         --------                                             -----

         Michael G. Psaros                                    I
         Gerald R. Riordan                                    I
         Stephen W. Presser                                   I
         A. Lawrence Fagan                                    I
         David P. Shapiro                                     II
         Raquel V. Palmer                                     II
         Joseph S. Rhodes                                     II
         Eugene J. Keilin                                     III
         Brian J. Riley                                       III
         Edward W. Morawski                                   III

PROCEDURES FOR NOMINATION AND ELECTION

         Pursuant to the terms of the KPS Investors' Agreement and the Certificate of Designations, the Majority Holders are currently entitled to designate and elect six of the eleven members of the Company's Board of Directors. An independent committee of the Board, consisting of one of the directors designated or elected to the Board by the Majority Holders and all of the members of the Board who were not designated or elected to the Board by the Majority Holders (the "Independent Committee"), is entitled to nominate the remaining five members of the Board, provided that, as long as Charterhouse is entitled to nominate member(s) of the Board of Directors pursuant to the Charterhouse Investors' Agreement, the Charterhouse nominee(s) must be included among the nominees of the Independent Committee. Under the Charterhouse Investors' Agreement, Charterhouse currently has the right to nominate two persons for election to the Company's Board of Directors.

         At the Annual Meeting, four Class III directors are to be elected to serve until the Company's annual meeting of stockholders in 2004 or until their successors are elected and qualified, and the remaining seven directors will continue to serve in accordance with their prior election or appointment. Of the Class III directors whose terms of office are scheduled to expire at the Annual Meeting, two were appointed to the Board by the Majority Holders and one served on the Board prior to the KPS Transaction. Consistent with their right to designate and elect a majority of the Board of Directors, the Majority Holders have the right to designate and elect two Class III directors at the Annual Meeting. The Majority Holders have designated Eugene J. Keilin and Brian J. Riley as their Class III nominees for election at the Annual Meeting. The holders of Common Stock have the right to elect two Class III directors at the Annual Meeting. The Independent Committee of the Board has nominated Edward W. Morawski and Kenneth K. Fisher as the Class III nominees for election by the holders of Common Stock at the Annual Meeting.

         Thus, the four nominees for election to the Board of Directors at the Annual Meeting are Mr. Keilin, Mr. Riley, Mr. Morawski and Mr. Fisher. The shares of Series A Preferred Stock are entitled to vote only for the election of Mr. Keilin and Mr. Riley and the shares of Common Stock are entitled to vote only for the election of Mr. Morawski and Mr. Fisher.

         The persons named on the enclosed proxy card will vote the shares represented thereby for the election of the Board's nominees for director identified on such proxy card as described above, except where authority has been withheld as to a particular nominee or as to all such nominees. It is expected that each of the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the persons named on the proxy card will vote to fill any vacancy so arising in accordance with such persons' own judgment and consistent with the Certificate of Designations, the KPS Investors' Agreement and the Charterhouse Investors' Agreement, as applicable, unless authority to do so is withheld in such proxy.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF
       SERIES A PREFERRED STOCK VOTE FOR MR. KEILIN AND MR. RILEY AND THAT
        THE HOLDERS OF COMMON STOCK VOTE FOR MR. MORAWSKI AND MR. FISHER.

NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to the nominees and the continuing directors of the Company:

                       Name, Age and                                         Principal Occupation and
           Month and Year First Elected Director                                Other Information
           -------------------------------------                                -----------------

                           CLASS III NOMINEES FOR ELECTION WITH TERMS EXPIRING IN 2004

Edward W. Morawski, Age 52, May 1998                         Mr.  Morawski  has  served  as a Vice  President  of the
                                                             Company since May 1998. In 1977,  Mr.  Morawski  founded
                                                             Northland Auto  Transporters,  Inc. and Northland  Fleet
                                                             Leasing, Inc.  (collectively,  "Northland"),  one of the
                                                             businesses  acquired by the Company in  connection  with
                                                             its  initial   public   offering,   and  served  as  the
                                                             President  of  Northland   from   inception   until  its
                                                             acquisition by the Company in May 1998.

Kenneth K. Fisher, Age 48, (1)                               Mr.  Fisher has been an  attorney  in  private  practice
                                                             since 1978,  concentrating  in the areas of health care,
                                                             insurance,   labor  and   employment   and  real  estate
                                                             litigation.  Since  1991,  Mr.  Fisher has been a member
                                                             of the New  York  City  Council  representing  the  33rd
                                                             District  (Brooklyn).  Mr.  Fisher  is a  member  of the
                                                             Advisory   Board   of   Matrix   Health   Services,    a
                                                             privately-held   healthcare   services  and   technology
                                                             company,  and serves as corporate  secretary and special
                                                             counsel to Group Council  Mutual  Insurance  Company,  a
                                                             private  professional  liability  property  and casualty
                                                             company.

Eugene J. Keilin, Age 58, July 2000                          Mr.  Keilin  founded  Keilin  & Co.  LLC  ("K&Co."),  an
                                                             investment    banking   firm   specializing    providing
                                                             financial  advisory services in connection with mergers,
                                                             acquisitions,      restructurings     and     turnaround
                                                             transactions,  in 1990.  He  co-founded  KPS,  a private
                                                             equity  fund  focused  on   constructive   investing  in
                                                             restructurings,    turnarounds    and   other    special
                                                             situations,   in  1998.   He  is  currently  a  Managing
                                                             Principal  of KPS and of K&Co.  Mr.  Keilin is  Chairman
                                                             of the Board of Directors of Blue Ridge Paper  Products,

                                                            9


                                                             Inc. ("Blue Ridge"),  a  privately-held  manufacturer of
                                                             envelope  grade paper and board using liquid  packaging.
                                                             Mr.  Keilin  also serves on the Boards of  Directors  of
                                                             the  following  privately-held   companies:  Blue  Heron
                                                             Paper  Company  ("Blue   Heron"),   a  manufacturer   of
                                                             newsprint  and  groundwood   paper   products,   DeVlieg
                                                             Bullard II, Inc.  ("DeVlieg  Bullard"),  a machine  tool
                                                             manufacturer  and  Curtis  Papers,  Inc.  ("Curtis"),  a
                                                             producer  of  specialty  and  premium  papers.  Prior to
                                                             founding  K&Co.,  Mr.  Keilin  was a General  Partner of
                                                             Lazard Freres & Co.
Brian J. Riley, Age 31, July 2000                            Mr. Riley is a Vice  President  of KPS and of K&Co.  Mr.
                                                             Riley joined  K&Co.  in 1993 and has been with KPS since
                                                             the fund's inception.  Mr. Riley serves on the Boards of
                                                             Directors   of  Blue  Ridge,   Blue  Heron  and  DeVlieg
                                                             Bullard.  Prior  to  joining  K&Co.,  Mr.  Riley  was an
                                                             investment   banker  in  the  Mergers  and  Acquisitions
                                                             Department of Smith Barney, Harris & Upham.

                                         CLASS I DIRECTORS WITH TERMS EXPIRING IN 2002

Gerald R. Riordan, Age 52, October 1999                      Mr. Riordan has served as the Company's  Chief Executive
                                                             Officer  since  October  11,  1999 and as the  Company's
                                                             Secretary since November 2, 1999.  Between December 1997
                                                             and    October     1999,     Mr.     Riordan    was    a
                                                             consultant/entrepreneur  engaged in  private  investment
                                                             opportunities.  From October 1996 to December  1997,  he
                                                             was President and Chief Operating  Officer of Ryder TRS,
                                                             Inc. (not owned by Ryder System,  Inc.),  a truck rental
                                                             company.  From  1993 to  1996,  Mr.  Riordan  served  as
                                                             President of Ryder Consumer  Truck Rental,  and obtained
                                                             the  additional  responsibility  of  President  of Ryder
                                                             Student  Transportation  Services in 1995,  holding both
                                                             positions until October 1996.

A. Lawrence Fagan, Age 71, June 2001                         Mr.  Fagan  joined  Charterhouse  Group   International,
                                                             Inc., a private equity  investment  firm  ("Charterhouse
                                                             International"),  in 1983 and  currently  serves  as its
                                                             Vice  Chairman.  Mr. Fagan served as President and Chief

                                                           10


                                                             Operating  Officer of  Charterhouse  International  from
                                                             December   1996  until  June  2001.   Prior  to  joining
                                                             Charterhouse International,  Mr. Fagan had over 25 years
                                                             of  experience  in  corporate  and  investment   banking
                                                             positions.  He is a director of Cross  Country,  Inc., a
                                                             healthcare   staffing  services   provider,   Top  Image
                                                             Systems,  Ltd.,  a developer  of  automated  information
                                                             collection,  processing  and  recognition  systems,  and
                                                             numerous privately-held companies.

Michael G. Psaros, Age 34, July 2000                         Mr.  Psaros is the Chairman of the Board of Directors of
                                                             the  Company.   He  co-founded   KPS  in  1998,  and  is
                                                             currently a Managing  Principal of KPS and of K&Co.  Mr.
                                                             Psaros  joined K&Co.  in 1991.  Mr. Psaros serves on the
                                                             Boards of Directors of Blue Ridge,  Blue Heron,  DeVlieg
                                                             Bullard,  Curtis and Golden Northwest  Aluminum Corp., a
                                                             privately-held   producer   of  primary   and   extruded
                                                             aluminum  products.  Prior to joining K&Co.,  Mr. Psaros
                                                             was an investment banker with Bear, Stearns & Co., Inc.

Stephen W. Presser, Age 41, July 2000                        Mr.  Presser  joined  KPS  and  K&Co.  in  1998  and  is
                                                             currently a Principal  of KPS and of K&Co.  Mr.  Presser
                                                             is a member of the Boards of  Directors  of Blue  Ridge,
                                                             Blue Heron and DeVlieg  Bullard.  From 1985 to 1997, Mr.
                                                             Presser was an attorney in the law firm of Cohen,  Weiss
                                                             and Simon of New York, New York.

                                          CLASS II DIRECTORS WITH TERMS EXPIRING IN 2003

Joseph S. Rhodes, Age 31, May 2001                           Mr. Rhodes  joined  Charterhouse  International  in 1997
                                                             and currently  serves as a Vice President.  From 1995 to
                                                             1997,   Mr.   Rhodes  was  employed  in  the  Mergers  &
                                                             Acquisitions Group of the Union Bank of Switzerland.

David P. Shapiro, Age 39, July 2000                          Mr.  Shapiro  co-founded KPS and is currently a Managing
                                                             Principal of KPS and of K&Co.  Mr.  Shapiro joined K&Co.
                                                             in  1991.  Mr.  Shapiro  is  Chairman  of the  Board  of
                                                             Directors  of Blue  Heron,  and  serves on the Boards of
                                                             Directors  of Blue  Ridge,  DeVlieg  Bullard and Curtis.

                                                           11


                                                             Prior to joining  K&Co.,  Mr.  Shapiro was an investment
                                                             banker at Drexel Burnham Lambert  Incorporated  and Dean
                                                             Witter Reynolds, Inc.

Raquel V. Palmer, Age 28, July 2000                          Ms. Palmer is a Vice  President of KPS and of K&Co.  Ms.
                                                             Palmer  joined K&Co. in 1994 and has been with KPS since
                                                             the fund's  inception.  Ms.  Palmer serves on the Boards
                                                             of  Directors  of Blue  Heron,  Blue  Ridge and  DeVlieg
                                                             Bullard.  Prior to  joining  K&Co.,  Ms.  Palmer  was an
                                                             investment banker with Kidder, Peabody & Co.

---------------------
(1)      Mr. Fisher is being nominated to fill the vacancy resulting from the resignation of Todd Q. Smart from the Board.

         Messrs.  Fagan and Rhodes were  nominated by  Charterhouse  to serve as directors of the Company  pursuant to the provisions of the Charterhouse Investors' Agreement.

         Messrs.  Shapiro,  Keilin,  Riley,  Psaros and Presser and Ms. Palmer were designated by the Majority  Holders to serve as directors of the Company  pursuant to the  provisions  of the KPS  Investors'  Agreement and the  Certificate  of
Designations.


EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Company who are not directors of the Company:

                                  EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

                       Name and Age                                 Principal Occupation and Other Information
                       ------------                                 ------------------------------------------

Patrick J. Fodale, Age 39                                    Mr.  Fodale  has  served  as Vice  President  and  Chief
                                                             Financial  Officer  of the  Company  since  April  2001.
                                                             Between  December  1999 and March 2001,  Mr.  Fodale was
                                                             the  Vice  President  and  Chief  Financial  Officer  of
                                                             Global   Technologies,   Ltd.,  a  technology  incubator
                                                             investing  in emerging  growth  companies.  Prior to his
                                                             employment   by  Global,   Mr.   Fodale  was  a  workout
                                                             specialist  recruited by  companies in or  contemplating
                                                             bankruptcy  under  Chapter  11 of  the  U.S.  Bankruptcy
                                                             Code.   He  served  as  Chief   Financial   Officer   of
                                                             Homeplace,  Inc., a housewares retailer, from March 1998
                                                             to  September  1999 and as Chief  Financial  Officer  of

                                                           12


                                                             Color  Tile,   Inc.,  a  specialty   retailer  of  floor
                                                             covering  products,   from  November  1995  to  February
                                                             1998.  From  1985 to  October  1995,  Mr.  Fodale  was a
                                                             member of the  corporate  restructuring  group of Arthur
                                                             Andersen, LLC.

Michael A. Wysocki, Age 47                                   Mr.   Wysocki  has  been   President  of  the  Company's
                                                             Transport   Business  Unit  since   January  2000.   Mr.
                                                             Wysocki founded MPG Transco,  Ltd., a Livonia,  Michigan
                                                             based  auto  transport  company  ("MPG")  in  1973,  and
                                                             served  as its  President  and Chief  Executive  Officer
                                                             from inception  until MPG was acquired by the Company in
                                                             January  1999.  From  January 1999 until  January  2000,
                                                             Mr. Wysocki  served as general  manager of the Company's
                                                             MPG  division.  Since July 1985,  Mr.  Wysocki  has been
                                                             the Chief  Executive  Officer  of  Translesco,  Inc.,  a
                                                             corporation that leases employees to MPG ("Translesco").

Harold W. Borhauer II, Age 52                                Mr. Borhauer has been President of the Company's  Towing
                                                             and  Recovery  Business  Unit  since  January  2000.  In
                                                             1983,   Mr.   Borhauer    founded    Arizona's    Towing
                                                             Professionals,  Inc.,  which does  business  as Shamrock
                                                             Towing  ("Shamrock"),  a Phoenix,  Arizona  based towing
                                                             and  recovery  company  that was acquired by the Company
                                                             in March 1999. Mr. Borhauer  served as Shamrock's  Chief
                                                             Executive  Officer  from 1983 until its  acquisition  by
                                                             the Company.  From March 1999 until  January  2000,  Mr.
                                                             Borhauer  served as  general  manager  of the  Company's
                                                             Shamrock division.


               ORGANIZATION AND REMUNERATION OF BOARD OF DIRECTORS

         The Board of Directors has an Audit Committee, a Compensation Committee and an Independent Committee.

         The Audit Committee reviews with the Company's independent auditors the scope of their annual and interim examinations and consults with the auditors during any audit when appropriate. The Audit Committee is also responsible for
(i) making recommendations to the Board of Directors with respect to the independent auditors who conduct the annual examination of the Company's accounts, (ii) reviewing the scope of the annual audit and meeting periodically with the Company's independent auditors to review their findings and recommendations, (iii) approving significant accounting principles and policies and changes thereto, (iv) periodically reviewing the Company's principal internal financial controls and (v) recommending to the Board of Directors whether or not the annual audited financial statements of the Company shall be included in the Company's Annual Report on Form 10-K For the relevant fiscal year. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to the Company's Proxy Statement with respect to its Annual Meeting of Stockholders held November 17, 2000.

         The Audit Committee held two meetings during the fiscal year ended December 31, 2000 and acted from time to time by written consent. The members of the Audit Committee in 2000 prior to the KPS Transaction were Richard A. Molyneux, Michael S. Pfeffer and Todd Q. Smart. The members of the Audit Committee in 2000 following the KPS Transaction were Robert L. Berner, III, and Messrs. Pfeffer and Smart. Upon Mr. Berner's resignation from the Board of Directors, Joseph S. Rhodes was appointed as a member of the Audit Committee. Mr. Rhodes is currently the only member of the Audit Committee.

         Mr. Rhodes is an employee of Charterhouse International, which is affiliated with Charterhouse. Due to Charterhouse's ownership of approximately $92.9 million aggregate principal amount of the Company's 8% Convertible Subordinated Debentures, and its receipt of a fee consisting of 183,992 shares of the Company's Common Stock in July 2000, Mr. Rhodes may be deemed to have a "business relationship" with the Company as defined in Section 303.01(B)(3)(b) of the listing standards of the New York Stock Exchange (the "NYSE"). See "Certain Relationships and Related Transactions." Under Section 303.01(B)(3)(b) of the NYSE listing standards, a director who has a "business relationship" with the Company may serve on the Audit Committee only if the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. The Board of Directors has not yet made this determination with respect to Mr. Rhodes. Therefore, the Company cannot state whether Mr. Rhodes is an "independent" director under Sections 303.01(b)(2)(a) and (3) of the NYSE listing standards. Based upon recent changes in the composition of the Board of Directors, the Board intends to appoint additional directors to the Audit Committee at its next Board meeting and to make a determination at that time as to the independence of the Audit Committee members.

                  The Compensation Committee (i) develops and monitors compensation arrangements for the executive officers of the Company based upon recommendations of the Chief Executive Officer, (ii) reviews the compensation of any employee of the Company whose compensation exceeds $100,000 per annum, (iii) adopts amendments to all of the Company's plans intended to qualify under
Section 401 of the Internal Revenue Code of 1986, as amended, (iv) administers the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") with respect to option grants to executive officers of the Company, and (v) performs such other activities and functions related to executive compensation as the Board of Directors of the Company may from time to time direct. The Compensation Committee held three meetings during the fiscal year ended December 31, 2000 and acted from time to time by written consent. The members of the Compensation Committee in 2000 prior to the KPS Transaction were Richard A. Molyneux, Grace
M. Hawkins and Mark J. Henninger. Following the resignations of Messrs. Molyneux and Henninger and Ms. Hawkins, the full Board of Directors assumed the responsibilities of the Compensation Committee.

         The Independent Committee selects nominees for director consistent with the terms of the KPS Investors' Agreement. Pursuant to the KPS Investors' Agreement, the Independent Committee consists of one of the directors designated or elected by the Majority Holders and all of the members of the Board of Directors who were not designated or elected by the Majority Holders. The members of the Independent Committee during 2000 were Michael G. Psaros, Gerald
R. Riordan, Edward W. Morawski, Robert L. Berner, III, Michael S. Pfeffer and Todd Q. Smart. The Independent Committee did not hold any meetings during 2000, but acted from time to time by written consent. The current members of the Independent Committee are Michael G. Psaros, Gerald R. Riordan, Edward W. Morawski, A. Lawrence Fagan and Joseph S. Rhodes.

         Pursuant to the terms of the KPS Investors' Agreement, for as long as Blue Truck and its permitted transferees (the "Original Holders") own at least 50% of the Series A Preferred Stock acquired by Blue Truck in the KPS Transaction, the Majority Holders will be entitled to designate and elect a majority of the members of the Board of Directors. At lower levels of ownership by the Original Holders, the Majority Holders will be entitled to designate and elect three directors, one director or no directors, as set forth in the KPS Investors' Agreement.

         As described in the section entitled "Proposal No. 1: Election of Directors," the Independent Committee is currently entitled to nominate five out of eleven members of the Board of Directors, provided that, as long as Charterhouse is entitled to nominate member(s) of the Board pursuant to the Charterhouse Investors' Agreement, the Charterhouse nominees must be included among the nominees of the Independent Committee. The Independent Committee will consider candidates recommended by the Company's stockholders, if such nominations are submitted in accordance with the Company's Amended and Restated Bylaws. See the section herein entitled "Proposals of Security Holders." In considering such nominees, the Independent Committee must make its nominations in accordance with the terms of the Charterhouse Investors' Agreement, as described above.

         The Company's Board of Directors held thirteen meetings during the fiscal year ended December 31, 2000 and also acted from time to time by unanimous written consent. Each incumbent director attended at least 75% of all of the meetings held by the Board of Directors and any committees on which such director served.

         As compensation for service as a director of the Company, each director who is not an officer or employee of the Company is entitled to receive $2,500 in cash for each Board of Directors meeting attended by such director in person and $750 in cash for each Board of Directors meeting lasting more than 30 minutes attended by such director by telephone. Each director who is not an officer or employee of the Company and who serves on a committee of the Board of Directors is also entitled to receive $500 in cash (the "Committee Fee") for each committee meeting attended by such director; provided, however, that no Committee Fee shall be payable to any director unless and until the closing price of the Company's Common Stock exceeds $50.00 per share for five consecutive trading days following the date of the meeting to which the Committee Fee relates. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attending meetings of the Board and committees thereof.

         In addition, each director who is neither an officer nor an employee of the Company nor affiliated with KPS or Charterhouse is entitled to receive (i) upon joining the Board and at each annual meeting of the Board thereafter, a grant of options to purchase 2,000 shares of the Company's Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant, and (ii) upon accepting the position of chairman of a committee of the Board, a grant of options to purchase 250 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table presents summary information concerning the compensation of the Company's Chief Executive Officer ("CEO") and its three other most highly compensated executive officers (together, the "Named Executive Officers") for services rendered to the Company and its subsidiaries during 1998, 1999 and 2000. Other than the Named Executive Officers, no executive officer of the Company received salary and bonus payments exceeding $100,000 in the aggregate during fiscal year 2000. All share amounts have been adjusted to give effect to the Reverse Stock Split.

                                                                                           SECURITIES
                                                                                           UNDERLYING       ALL OTHER
NAME & PRINCIPAL POSITION                             YEAR       SALARY         BONUS        OPTIONS       COMPENSATION
-------------------------                             ----       ------         -----        -------       ------------

Gerald R. Riordan(1).....................              2000     $319,551    $   --          87,500(2)      $600,000(3)
(Chief Executive Officer)                              1999       61,539     100,000(4)     75,000(5)           --

Donald J. Marr                                         2000      155,141        --             --           421,303(7)
(6)......................................
(Former Chief Financial Officer)                       1999       74,827      81,042         5,000              --
                                                       1998       75,000      50,000        12,500              --

Michael A. Wysocki (8) ..................              2000      167,290        --          36,250(9)        75,000(3)
(President, Transport Business Unit)                   1999      110,000        --             --               --

Harold W. Borhauer II (10) ..............              2000      134,956        --          34,000(11)       62,500(3)
(President, Towing and Recovery Business Unit)         1999       52,343         780           --               --

---------

(1)      Mr. Riordan's employment with the Company began as of October 11, 1999.

(2)      Includes options to purchase 37,500 shares granted in replacement of the 37,500 cancelled options described in footnote (5) below.

(3)      Consists entirely of a payment in lieu of the change in control payment due this executive officer under his former employment agreement.

(4)      Consists of $50,000 in cash and 3,077 shares of Common Stock with a market value of $50,000 as of January 1,
         2000.

(5)      Includes options to purchase 37,500 shares that were cancelled as of July 20, 2000.

(6)      Mr. Marr terminated his employment agreement with the Company as of September 30, 2000.

(7)      Consists of a change in control payment pursuant to Mr. Marr's employment agreement.

(8)      Mr. Wysocki's employment with the Company began as of January 11, 1999.

(9)      Includes options to purchase 3,750 shares that were cancelled as of July 20, 2000 and options to purchase 3,750 shares granted on July 20, 2000 in replacement of such cancelled options.

(10)     Mr. Borhauer's employment with the Company began as of March 5, 1999.

                                                             17


(11)     Includes options to purchase 3,000 shares that were cancelled as of July 20, 2000 and options to purchase 3,000 shares granted as of July 20, 2000 in replacement of such cancelled options.


OPTION GRANTS IN 2000

         The following table sets forth information concerning stock option grants to Mr. Riordan, Mr. Wysocki and Mr. Borhauer during 2000. No stock options were granted to Mr. Marr during 2000. All share amounts and per share exercise prices have been adjusted to give effect to the Reverse Stock Split.

                                                   PERCENTAGE
                                                    OF TOTAL                                   VALUE AT ASSUMED
                                      NUMBER OF     OPTIONS                                          ANNUAL
                                       SHARES      GRANTED TO                                RATES OF STOCK PRICE
                                     UNDERLYING     EMPLOYEES    EXERCISE                       APPRECIATION FOR
                                       OPTIONS      IN FISCAL     PRICE       EXPIRATION             OPTION
                                       GRANTED        YEAR      (PER SHARE)      DATE                TERM(1)
                                       -------        ----      -----------      ----          ----------------------

NAME                                                                                              5%           10%
----                                                                                           --------     ---------


Gerald R. Riordan...............      37,500 (3)      14.49      $  3.00      7/20/2010        $ 70,751     $ 179,296
                                      16,666 (4)       6.44         6.12      7/20/2010             (2)        27,686
                                      16,667 (5)       6.44        10.20      7/20/2010             (2)           (2)
                                      16,667 (6)       6.44        14.28      7/20/2010             (2)           (2)

Michael Wysocki.................       3,750 (7)       1.45        20.00      1/17/2010          47,167       119,531
                                       3,750 (8)       1.45        20.00         --                --            --
                                       3,750 (9)       1.45         3.00      7/20/2010           7,075        17,923
                                       8,333 (4)       3.22         6.12      7/20/2010             (2)        13,843
                                       8,333 (5)       3.22        10.20      7/20/2010             (2)           (2)
                                       8,334 (6)       3.22        14.28      7/20/2010             (2)           (2)

Harold Borhauer II..............      3,000  (10)      1.16        23.75      1/21/2010          44,809       113,554
                                       3,000 (11)      1.16        23.75           --              --            --
                                       3,000 (12)      1.16         3.00      7/20/2010           5,660        14,344
                                       8,333 (4)       3.22         6.12      7/20/2010             (2)        13,843
                                       8,333 (5)       3.22        10.20      7/20/2010             (2)           (2)
                                       8,334 (6)       3.22        14.28      7/20/2010             (2)           (2)


(1) Represents the potential realizable value of each grant of options assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term at the rates of 5% and 10% compounded annually.

(2)      Negative value at assumed rate of stock price appreciation.

                                       18


(3) All of these options were issued at fair market value on July 20, 2000 pursuant to the Company's 1998 Stock Option Plan (the "1998 Plan") and vest over a period of three years at a rate of 33-1/3% per year beginning on July 20, 2001.

(4)      These options were issued pursuant to the Company's 1998 Stock Option
         Plan and vest on July 20, 2001. The exercise price of these options is equal to 1.5 times the conversion price of the Series A Preferred Stock on July 20, 2000.

(5)      These options were issued pursuant to the Company's 1998 Stock Option
         Plan and vest on July 20, 2002. The exercise price of these options is equal to 2.5 times the conversion price of the Series A Preferred Stock on July 20, 2000.

(6)      These options were issued pursuant to the Company's 1998 Stock Option
         Plan and vest on July 20, 2003. The exercise price of these options is equal to 3.5 times the conversion price of the Series A Preferred Stock on July 20, 2000.

(7) These options were issued at fair market value on January 17, 2000 pursuant to the Company's 1998 Stock Option Plan. On July 20, 2000, all of these options became fully vested pursuant to the terms of Mr.
         Wysocki's employment agreement.

(8) These options were issued at fair market value on January 17, 2000 pursuant to the Company's 1998 Stock Option Plan. All of these options were cancelled on July 20, 2000 pursuant to the terms of Mr. Wysocki's employment agreement.

(9) These options were issued at fair market value on July 20, 2000 pursuant to the Company's 1998 Stock Option Plan and vest over a period of three years at a rate of 33-1/3% per year beginning on July 20, 2000. These options were issued in replacement of the 3,750 cancelled options described in footnote (7) above.

(10) These options were issued at fair market value on January 21, 2000 pursuant to the Company's 1998 Stock Option Plan. On July 20, 2000, all of these options became fully vested pursuant to the terms of Mr.
         Borhauer's employment agreement.

(11) These options were issued at fair market value on January 21, 2000 pursuant to the Company's 1998 Stock Option Plan. All of these options were cancelled on July 20, 2000 pursuant to the terms of Mr. Borhauer's employment agreement.

(12) These options were issued at fair market value on July 20, 2000 pursuant to the Company's 1998 Stock Option Plan and vest over a period of three years at a rate of 33-1/3% per year beginning on July 20, 2001. These options were issued in replacement of the 3,000 cancelled options described in footnote (10) above.


FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the number of shares of the Company's Common Stock underlying exercisable and unexercisable options held by the Named Executive Officers as of December 31, 2000. As of such date, the exercise price for each of these options exceeded the fair market value of such options based on the last reported sale price of the Common Stock on December 29, 2000 ($0.50 per share) and, therefore, the options had no value. No options were exercised by any of the Named Executive Officers during 2000. All share amounts have been adjusted to give effect to the Reverse Stock Split.

                                                                      SHARES                   SHARES
                                                                    UNDERLYING               UNDERLYING
             NAME                                                  EXERCISABLE              UNEXERCISABLE
             ----                                                    OPTIONS                   OPTIONS
                                                              -----------------------     -----------------

             Gerald R. Riordan................................        37,500                    87,500
             Michael Wysocki..................................         3,750                    28,750
             Harold Borhauer II...............................         3,000                    28,000
             Donald J. Marr...................................        12,500                      0


EMPLOYMENT AGREEMENTS

         Below is a discussion of the existing employment agreements with each of the Named Executive Officers.

         The Company had an employment agreement with Mr. Riordan, effective as of October 11, 1999, that provided Mr. Riordan with an annual base salary of $300,000. The agreement also provided that, upon a "change of control" of the Company (as defined in the agreement), Mr. Riordan was entitled to receive a change of control payment in the amount of $1.2 million plus accelerated vesting of all stock options then held by him. On July 20, 2000, in connection with the KPS Transaction, the Company and Mr. Riordan entered into a new employment agreement which replaced his former employment agreement. The new employment agreement has a term of three years, and provides for automatic one year extensions unless either party gives the other six months prior notice of an intention to terminate the agreement. Under the new agreement, Mr. Riordan is entitled to receive an annual base salary of $350,000, subject to increase at the discretion of the Compensation Committee of the Board of Directors (the "Compensation Committee"). In lieu of the change of control payment provided for under his former employment agreement, Mr. Riordan received a cash payment of $600,000 at the closing of the KPS Transaction, a stay bonus of $300,000 on July 20, 2001 and, as long as he remains employed by the Company, Mr. Riordan will be entitled to receive an additional stay bonus of $300,000 on July 20, 2002. In the event of the termination of Mr. Riordan's new employment agreement prior to the expiration of the term thereof for any reason other than (i) a termination for "cause" by the Company (as defined in the new agreement), or (ii) a termination by Mr. Riordan other than for "good reason" (as defined in the new agreement), any unpaid portion of the stay bonus as of the date of such termination, plus interest at an annual rate of 8% computed from July 20, 2000, will be immediately due and payable to Mr. Riordan. Under the terms of the new employment agreement, Mr. Riordan is also entitled to an annual bonus, which bonus may not exceed 140% of his base salary, upon the Company's achievement of certain target earnings established by the Compensation Committee.

         In lieu of the full acceleration of the options provided for under Mr. Riordan's former employment agreement, upon the closing of the KPS Transaction and pursuant to the new employment agreement, (i) unvested stock options to purchase 37,500 shares of Common Stock held by Mr. Riordan became vested and fully exercisable on July 20, 2000, and options to purchase an additional 37,500 shares held by Mr. Riordan expired, (ii) Mr. Riordan was granted an option to purchase 37,500 shares of Common Stock at the fair market value of the Common

Stock on July 20, 2000, which option vests in equal installments on each of the first, second and third anniversaries of July 20, 2000, provided that such option will vest and become fully exercisable upon Mr. Riordan's death or disability or a termination of Mr. Riordan's employment (a) by the Company other than for "cause," or (b) by Mr. Riordan for "good reason." In addition, under the new employment agreement, Mr. Riordan received (i) an option to purchase 16,666 shares of Common Stock at an exercise price (the "Conversion Price") of $6.12 per share (equal to 1.5 times the conversion price of the Series A Preferred Stock (the "Conversion Price") on July 20, 2000, which option vested in full on July 20, 2001, (ii) an option to purchase 16,667 shares of Common Stock at an exercise price of $10.20 per share (equal to 2.5 times the Conversion Price), which option will vest in full on July 20, 2002 and (iii) an option to purchase 16,667 shares of Common Stock at an exercise price of $14.28 per share (equal to 3.5 times the Conversion Price), which option will vest in full on July 20, 2003.

         The Company entered into an employment agreement with Mr. Wysocki in January 2000, pursuant to which Mr. Wysocki served as President of the Transport Business Unit at an annual salary of $150,000. In connection with this employment agreement, the Company granted Mr. Wysocki an option to purchase 7,500 shares of Common Stock at an exercise price equal to fair market value of the Common Stock on the date of grant. The agreement also provided that upon a "change of control" of the Company (as defined in the agreement), Mr. Wysocki was entitled to receive a change of control payment in the amount of $150,000, plus accelerated vesting of all stock options then held by him. On July 20, 2000, in connection with the KPS Transaction, Mr. Wysocki entered into a new employment agreement with the Company that replaced his former employment agreement. The new employment agreement has a term of three years. Under the new agreement, Mr. Wysocki is entitled to receive an annual base salary of $200,000, subject to increase at the Compensation Committee's discretion. In lieu of the change of control payment provided for under his former employment agreement, Mr. Wysocki received a cash payment of $75,000 at the closing of the KPS Transaction, a stay bonus of $37,500 on July 20, 2001 and, as long as he remains employed by the Company, Mr. Wysocki will be entitled to an additional stay bonus of $37,500 on July 20, 2002. In the event of the termination of Mr. Wysocki's employment agreement prior to the expiration of the term thereof for any reason other than (i) a termination for "cause" by the Company (as defined in the new agreement), or (ii) a termination by Mr. Wysocki other than for "good reason" (as defined in the new agreement), any unpaid portion of the stay bonus as of the date of such termination, plus interest at an annual rate of 8% computed from July 20, 2000 will be immediately due and payable to Mr. Wysocki. Under the terms of the new employment agreement, Mr. Wysocki is also entitled to an annual bonus, which bonus may not exceed 100% of his base salary, upon the Company's achievement of certain target earnings established by the Compensation Committee.

         In lieu of full acceleration of the options provided for under Mr. Wysocki's old employment agreement, upon the closing of the KPS Transaction and pursuant to the new agreement (i) unvested stock options to purchase 3,750 shares of Common Stock became vested and fully exercisable on July 20, 2000, and options to purchase an additional 3,750 shares expired, and (ii) Mr. Wysocki was granted an option to purchase 3,750 shares of Common Stock at the fair market value of the Common Stock on July 20, 2000, which option vests in equal installments on each of the first, second and third anniversaries of July 20, 2000, provided that such option will vest and become fully exercisable upon Mr. Wysocki's death or disability or a termination of Mr. Wysocki's employment (a) by the Company other than for "cause," or (b) by Mr. Wysocki for "good reason." In addition, under the new agreement, Mr. Wysocki received (i) an option to purchase 8,333 shares of Common Stock at an exercise price of $6.12 per share

(equal to 1.5 times the Conversion Price), which option vested in full on July 20, 2001, (ii) an option to purchase 8,333 shares of Common Stock at an exercise price of $10.20 per share (equal to 2.5 times the Conversion Price), which option will vest in full on July 20, 2002 and (iii) an option to purchase 8,334 shares of Common Stock at an exercise price of $14.28 per share (equal to 3.5 times the Conversion Price), which option will vest in full on July 20, 2003.

         The Company entered into an employment agreement with Mr. Borhauer in January 2000, pursuant to which Mr. Borhauer served as President of the Company's Towing and Recovery Business Unit at an annual salary of $125,000. In connection with this employment agreement, the Company granted Mr. Borhauer an option to purchase 6,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. The agreement also provided that upon a "change of control" of the Company (as defined in the agreement), Mr. Borhauer was entitled to receive a change of control payment in the amount of $125,000, plus accelerated vesting of all stock options then held by him. On July 20, 2000, in connection with the KPS Transaction, Mr. Borhauer entered into a new employment agreement that replaced his former agreement. The new employment agreement has a term of two years. Under the new agreement, Mr. Borhauer is entitled to receive an annual base salary of $160,000, subject to increase at the Compensation Committee's discretion. In lieu of the change of control payment provided for under his former agreement, Mr. Borhauer received a cash payment of $62,500 at the closing of the KPS Transaction, a stay bonus of $31,250 on July 20, 2001 and, as long as he remains employed by the Company, Mr. Borhauer will be entitled to an additional stay bonus of $31,250 on July 20, 2002. In the event of the termination of Mr. Borhauer's employment agreement prior to the expiration of the term thereof for any reason other than (i) a termination for "cause" by the Company (as defined in the new agreement), or
(ii) a termination by Mr. Borhauer other than for "good reason" (as defined in the new agreement), any unpaid portion of the stay bonus as of the date of such termination, plus interest at an annual rate of 8% computed from July 20, 2000 will be immediately payable to Mr. Borhauer. Under the terms of the new employment agreement, Mr. Borhauer is also entitled to an annual bonus, which bonus may not exceed 100% of his base salary, upon the Company's achievement of certain target earnings established by the Compensation Committee.

         In lieu of full acceleration of the options provided for under Mr. Borhauer's former employment agreement, upon the closing of the KPS Transaction and pursuant to the new employment agreement, (i) unvested stock options to purchase 3,000 shares of the Company's Common Stock became vested and fully exercisable on July 20, 2000, and options to purchase an additional 3,000 shares expired, and (ii) Mr. Borhauer was granted an option to purchase 3,000 shares of Common Stock at the fair market value of the Common Stock on July 20, 2000, which option vests in equal installments on each of the first, second and third anniversaries of July 20, 2000, provided that such option will vest and become fully exercisable upon Mr. Borhauer's death or disability or a termination of Mr. Borhauer's employment (a) by the Company other than for "cause," or (b) by Mr. Borhauer for "good reason." In addition, under the new agreement, Mr. Borhauer received (i) an option to purchase 8,333 shares of Common Stock at an exercise price of $6.12 per share (equal to 1.5 times the Conversion Price), which option vested in full on July 20, 2001, (ii) an option to purchase 8,333 shares of Common Stock at an exercise price of $10.20 per share (equal to 2.5 times the Conversion Price), which option will vest in full on July 20, 2002 and
(iii) an option to purchase 8,334 shares of Common Stock at an exercise price of $14.28 per share (equal to 3.5 times the Conversion Price), which option will vest in full on July 20, 2003.

         The new employment agreements between the Company and Messrs. Riordan, Wysocki and Borhauer each provide that upon a "change of control" of the Company (as defined in the new employment agreement), the executive has the option, exercisable for one year following such change of control, to terminate the agreement and to continue to receive his base salary and to participate in all employee benefit plans, to the extent permitted by such plans, through the later of (a) the end of the term of the agreement (without regard to the termination thereof) and (b) one year from the date of such termination. In addition, if the executive terminates the new agreement as described in the foregoing sentence, all of his stock options that are unvested upon the change of control giving rise to such termination will vest as of the date of such change of control. If the Company terminates the new agreement without "cause", the executive is entitled to continue to receive his base salary and to participate in all employee benefit plans, to the extent permitted by such plans, through the later of (a) the end of the term of the new agreement (without regard to the termination thereof) and (b) one year from the date of such termination. The new agreement contains covenants that prohibit the executive from competing with the Company and from soliciting its employees during the employment term and until the later of (a) the last day of the term of the agreement (without regard to any termination thereof) and (b) one year from the date of termination. The new employment agreements also provide for customary perquisites and benefits.

         The Company had an employment agreement with Mr. Marr, which was terminated as of September 30, 2000. The agreement provided Mr. Marr with a base salary of $180,000 and an annual bonus at the discretion of the Compensation Committee. In connection with the termination of Mr. Marr's agreement and pursuant to the "change of control" provisions thereof, the Company paid Mr. Marr a lump sum payment equal to approximately $421,300. In addition, pursuant to the "change of control" provisions of Mr. Marr's Agreement, all of his options that were unvested as of the consummation of the KPS Transaction became immediately vested and exercisable. The agreement prohibited Mr. Marr from competing with the Company for a period of one year following its termination.



                        REPORT ON EXECUTIVE COMPENSATION

         The following report describes the policies pursuant to which compensation was paid to executive officers of the Company for performance during 2000.

COMPENSATION PHILOSOPHY AND APPROACH

         Generally, the Company seeks to attract, retain and motivate its executive officers through a combination of base salary, cash incentive awards based upon individual performance and stock option awards under the Company's 1998 Stock Option Plan and otherwise. Use of these three different tools provides incentives to reach short-term goals through the cash incentives and long-term goals through the stock option grants. The Board of Directors believes that a substantial portion of the aggregate annual compensation of each executive officer should be influenced by the performance of the Company and the individual contribution of the executive officer.

          Base Salaries

         The Company's base salary levels are set in the employment agreements entered into between the Company and each executive officer. The Board of Directors believes that the base salaries of the Company's executive officers for 2000 were generally below those for other comparable positions within the motor vehicle and equipment towing, recovery and transport service industry and similar industries. However, the Company places significant emphasis on incentive awards and stock option grants as a means of motivating and rewarding its management. The Board of Directors believes that this strategy provides optimal incentives for management to create long-term stockholder value.

          Incentive Compensation Payments

         In addition to base pay, the Company's senior executives (including the Company's Chief Executive Officer) are eligible to receive bonuses and stock option awards. Bonuses and stock options are awarded based upon the individual performance of each executive officer. No cash bonuses were paid to the Company's Named Executive Officers for their performance during 2000. In connection with the KPS Transaction, certain options previously granted to Mr. Wysocki and Mr. Borhauer were cancelled and replaced with new options, and Mr. Wysocki and Mr. Borhauer were granted additional options. See "Option Grants in 2000" "--Repricing of Stock Options" and "Employment Agreements". In lieu of "change of control" payments provided under their former employment agreements, Mr. Wysocki and Mr. Borhauer each received cash payments upon the closing of the KPS Transaction and are eligible to receive stay bonuses in 2001 and 2002 if they remain employed by the Company. See "Employment Agreements". The Board of Directors believes that these option grants and stay bonuses provide proper incentives to these executive officers to improve the Company's operating performance and profitability and to increase stockholder value.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The compensation policies applicable to the Company's Chief Executive Officer are similar to those applicable to the Company's other executive officers. Mr. Riordan had an employment agreement with the Company effective as of October 11, 1999, that provided Mr. Riordan with an annual base salary of $300,000. Effective as of July 20, 2000, in connection with the KPS Transaction, Mr. Riordan entered into a new employment agreement, pursuant to which Mr. Riordan is entitled to an annual base salary of $350,000. Pursuant to these two agreements, Mr. Riordan was paid a total base salary of $319,551 in 2000.

         In lieu of the "change of control" payment otherwise due to him under the terms of his former employment agreement, Mr. Riordan received a cash payment of $600,000 upon the closing of the KPS Transaction, and, as long he remains employed by the Company, Mr. Riordan is entitled to receive a stay bonus of $300,000 on each of the first and second anniversaries of the closing of the KPS Transaction. Upon the closing of the KPS Transaction, unvested options to purchase 37,500 shares of Common Stock held by Mr. Riordan became vested and fully exercisable, options to purchase an additional 37,500 shares held by Mr. Riordan expired and Mr. Riordan received an option to purchase 37,500 shares of Common Stock at an exercise price of $3.00 (equal to the fair market value of the Common Stock on July 20, 2000), which option vests in equal installments on each of the first, second and third anniversaries of July 20, 2000. In addition, under his new employment agreement, Mr. Riordan received (i) an option to purchase 16,666 shares of Common Stock at an exercise price of $6.12 per share, which option vests in full on July 20, 2001, (ii) an option to purchase 16,667 shares of Common Stock at an exercise price of $10.20 per share, which option vests in full on July 20, 2002 and (iii) an option to purchase 16,667 shares of Common Stock at an exercise price of $14.28 per share, which option vests in full on July 20, 2003. All of the options granted to Mr. Riordan in connection with the KPS Transaction are non-statutory options granted under the Company's

1998 Stock Option Plan and each option has term of ten years.

         The Board of Directors believes that the overall compensation package provided to the Company's Chief Executive Officer have been at the lower end of the range for similar positions in the motor vehicle and equipment towing, recovery and transport services industry and similar industries. However, stock option grants provide a mechanism for the Chief Executive Officer, along with other senior executive officers of the Company, to benefit directly from strong management performance. Each of the options granted to the Chief Executive Officer during 2000 (including options granted in replacement of cancelled options) has an exercise price equal to or greater than the fair market value of the Company's Common Stock on the date of grant. Thus, a substantial portion of the Chief Executive Officer's total compensation is tied directly to the creation of stockholder value.

STOCK OPTION REPRICING

         On July 20, 2000, in connection with the KPS Transaction, the Company cancelled outstanding options to purchase stock issued to Mr. Riordan, Mr. Wysocki, and Mr. Borhauer with exercise prices ranging from $20.00 to $29.06 per share. The Company replaced each of these cancelled options with new options with an exercise price of $3.00 per share.

         The Board of Directors believes that stock options are an important component of the compensation packages of key employees and that such equity incentives are a significant factor in the Company's ability to retain and motivate these key employees. At their original exercise prices, the Company believed that the disparity between the exercise price of the options previously held by Messrs. Riordan, Wysocki and Borhauer and the market prices for the Company's Common Stock at the time of the KPS Transaction did not provide meaningful incentives to such executives. Thus, as a part of the KPS Transaction, the existing options were cancelled and replaced with new options at obtainable exercise prices. Information concerning the repricing of options held by executive officers is set forth in the "Option Repricings" table below.

OPTION REPRICINGS

         The following table provides certain information with respect to the repricing of stock options of the Company's executive officers:

                                                                                                   LENGTH OF
                                              NUMBER OF       MARKET                                ORIGINAL
                                              SECURITIES     PRICE OF     EXERCISE                OPTION TERM
                                              UNDERLYING     STOCK AT     PRICE AT    NEW          REMAINING
   NAME AND PRINCIPLE          DATE OF         OPTIONS        TIME OF      TIME OF    EXERCISE     AT DATE OF
        POSITION              REPRICING        REPRICED      REPRICING    REPRICING     PRICE      REPRICING
        --------              ---------      ------------    ---------    ---------   ---------   ----------

Gerald R. Riordan,          July 20, 2000       37,500         $3.00       $29.06       $3.00      9 years,
Chief Executive                                                                                    3 Months
Officer and Secretary

Michael A. Wysocki,         July 20, 2000       3,750          $3.00       $20.00       $3.00      9 years,
President of                                                                                       6 Months
Transport Business
Unit

Harold W. Borhauer,         July 20, 2000       3,000          $3.00       $23.75       $3.00      9 years,
President of Towing                                                                                6 Months
Business Unit


DEDUCTIBILITY OF COMPENSATION IN EXCESS OF $1 MILLION PER YEAR

         Under Section 162(m) of the Internal Revenue Code, no deduction is allowed in any taxable year of a company for compensation in excess of $1 million paid to a company's chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the underlying Common Stock at the time of grant, and the plan under which the options are granted is approved by the company's stockholders and is administered by a compensation committee comprised solely of outside directors.

         In July 2000, the stockholders of the Company approved certain amendments to the Company's 1998 Stock Option Plan that are required in order to qualify options granted under the plan to covered executive officers as performance-based compensation for purposes of the exception to the deduction limit contained in Section 162(m) of the Code. The Company generally intends to comply with the requirements of Section 162(m); however, it also intends to weigh the burdens of such compliance against the benefits to be obtained by the Company and its stockholders, and may pay compensation that is not fully deductible if it determines that such payments are in the Company's and the stockholders' best interests.

         This Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such Acts.

                                           Respectfully Submitted By:


                                           THE BOARD OF DIRECTORS

                                           Michael G. Psaros
                                           A. Lawrence Fagan
                                           Eugene J. Keilin
                                           Edward W. Morawski
                                           Raquel V. Palmer
                                           Stephen W. Presser
                                           Joseph S. Rhodes
                                           Brian J. Riley
                                           Gerald R. Riordan
                                           David P. Shapiro

                             AUDIT COMMITTEE REPORT

         The following is a report of the Audit Committee describing the Committee's discussions with the Company's independent auditors and the Committee's review of the Company's audited financial statements.

         Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

         The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining its independence.

         Based on the Committee's discussions with management and the independent auditors and the Committee's review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

         This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                                            Respectfully Submitted By:


                                            THE AUDIT COMMITTEE

                                            Joseph S. Rhodes

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to consummation of the KPS Transaction, the members of the Compensation Committee were Grace M. Hawkins, Richard A. Molyneux and Mark J. Henninger. None of such individuals was an officer or employee of the Company or any of its subsidiaries during 2000. Neither Mr. Molyneux nor Ms. Hawkins was an officer of the Company or any of its subsidiaries at any time prior to 2000. Mr. Henninger was an officer of one of the Company's subsidiaries prior to its acquisition by the Company in 1998. Except for Mr. Riordan with respect to deliberations concerning the compensation of executive officers of the Company other than himself, between the date of consummation of the KPS Transaction and December 31, 2000, no current or former officer or employee of the Company or any of its subsidiaries participated in deliberations of the Board of Directors concerning executive officer compensation. During 2000, no executive officer of the company served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has an employment agreement with Mr. Morawski pursuant to which he serves as one of the Company's vice presidents and the general manager of the Company's Northland division. The agreement provides for an annual base salary of $150,000 and expires in May 2002. Mr. Morawski's employment agreement contains a covenant not to compete for one year after termination of the agreement.

         Mr. Wysocki is the majority owner of Translesco, Inc., a corporation from which the Company leases employees to provide services to the Company's MPG division. During the year ended December 31, 2000, the Company paid Translesco approximately $11.2 million in connection with the lease of such employees.

         During the year ended December 31, 2000, the Company was a party to three lease agreements with Mr. Borhauer and his wife, Lynda Borhauer, pursuant to which the Company leases property used to conduct the Shamrock business. One of these lease agreements was terminated in October 2000. During 2000, Mr. and Mrs. Borhauer received aggregate lease payments of $183,186 under these leases.

         As of September 30, 2001, the Company had issued approximately $92.9 million aggregate principal amount of 8% Convertible Subordinated Debentures due 2008 (the "Debentures") to Charterhouse pursuant to the Amended and Restated Purchase Agreement between the Company and Charterhouse (the "Amended Charterhouse Purchase Agreement"). The Debentures bear interest at a rate of 8% annually, payable in kind in the form of additional Debentures for the first five years following the closing of the KPS Transaction, and thereafter in kind or in cash, at the Company's option. In connection with the closing of the transactions under the Amended Charterhouse Purchase Agreement, the Company paid Charterhouse a fee of 183,992 shares of the Company's Common Stock, and reimbursed Charterhouse for its fees and expenses incurred in connection with the transactions, which totaled approximately $200,000. Charterhouse Equity Partners III, L.P., a Delaware limited partnership ("CEP III"), is the principal member of Charterhouse. The general partner of CEP III is CHUSA Equity Investors III, L.P., whose general partner is Charterhouse Equity III, Inc., a wholly-owned subsidiary of Charterhouse International. Mr. Fagan serves as Vice

Chairman of Charterhouse International. Mr. Rhodes serves as Vice President of Charterhouse International.

         In connection with the KPS Transaction, the Company agreed to pay KPS Management a transaction fee in the amount of $2.5 million, $1.25 million of which was paid at closing of the KPS Transaction and the remainder of which was paid in October 2000. The Company also reimbursed KPS for its fees and expenses incurred in connection with the KPS Transaction, which totaled approximately $750,000. In addition, in accordance with the terms of the stock purchase agreement relating to the KPS Transaction, the Company is required to pay KPS Management an annual management fee of (a) $1 million, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect a majority of the Company's directors, or (b) $500,000, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect at least three of the Company's directors. Messrs. Psaros, Keilin and Shapiro beneficially own, in the aggregate, approximately 90% of KPS Management indirectly through other KPS affiliated entities.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock as of October 19, 2001 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company,
(iii) each executive officer named in the Summary Compensation Table and one other current executive officer, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each such person (alone or with family members) has sole voting and dispositive power with respect to the shares listed opposite such person's name. Except as otherwise indicated, the address of each such person is c/o United Road Services, Inc., 17 Computer Drive West, Albany, New York 12205.

                                                                            NUMBER OF
                                                                          BENEFICIALLY                PERCENT
                                                                              OWNED                     OF
                                NAME                                         SHARES                  CLASS(1)
                                                                       --------------------      ------------------

Michael G. Psaros (2)............................................              --                       --
Gerald R. Riordan ...............................................           69,743(3)                   3.2
Edward W. Morawski ..............................................            69,227                     3.3
Joseph S. Rhodes (4) ............................................              --                       --
A. Lawrence Fagan (4) ...........................................              --                       --
Stephen P. Presser (2) ..........................................              --                       --
Eugene J. Keilin (2) ............................................              --                       --
David P. Shapiro (2) ............................................              --                       --
Raquel V. Palmer (2) ............................................              --                       --
Brian J. Riley (2) ..............................................              --                       --
Kenneth K. Fisher (5)............................................              __                        *
Donald J. Marr (6) ..............................................            9,167 (7)                   *
Michael A. Wysocki ..............................................          100,009 (8)                  4.7
Harold W. Borhauer ..............................................           26,527 (9)                  1.3
John David Floyd (10) ...........................................          127,921                      6.1
Patrick J. Fodale................................................              --                        *
Charter URS LLC .................................................          806,059 (11)                29.6
Blue Truck Acquisition, LLC .....................................        6,638,968 (12)                76.0
CFE, Inc. .......................................................          531,119 (13)                20.2
All current directors and executive officers as a group (13 persons)       265,506 (14)                12.1

                                       31


(1) The applicable percentage of ownership is based on 2,102,197 shares of Common Stock outstanding as of October 19, 2001.

(2)    The address of this director is c/o KPS Special Situations Fund, L.P.,
       200 Park Avenue, 58th Floor, New York, NY 10166.

(3) Includes 66,666 shares issuable pursuant to options exercisable within 60 days.

(4) The address of this director is c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, NY 10022.

(5)    The address of this individual is 7 Willow Street, Brooklyn NY 11201.

(6)    The address of this stockholder is 5B Saratoga Court, Albany, NY 12110.

(7) Consists entirely of shares issuable pursuant to options exercisable within 60 days.

(8) Includes 13,333 shares issuable pursuant to options exercisable within 60 days and 14,841 shares held by Translesco, Inc., of which Mr. Wysocki is the majority owner.

(9) Includes 12,333 shares issuable pursuant to options exercisable within 60 days.

(10)   The address of this stockholder is 219 Granite Court, Boulder City, NV
       89005.

(11)   Includes 622,137 shares issuable upon conversion of the Debentures.
       According to a Schedule 13D, dated as of December 7, 1998 and amended as of March 16, 1999, CEP III, is the principal member of Charterhouse. The general partner of CEP III is CHUSA Equity Investors III, L.P., whose general partner is Charterhouse Equity III, Inc., a wholly-owned subsidiary of Charterhouse International. Each of Charterhouse and CEP
       III has shared voting and dispositive power over the shares held of record by Charterhouse and may be deemed to beneficially own these shares. Mr. Fagan serves as Vice Chairman of Charterhouse International.
       Mr. Rhodes serves as Vice President of Charterhouse International.
       Messrs. Fagan and Rhodes disclaim beneficial ownership with respect to the shares held of record by Charterhouse. The address of Charterhouse is c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York,
       New York 10022.

(12)   Consists entirely of shares issuable upon conversion of the Company's
       Series A Preferred Stock (including dividends accumulated thereon as of October 19, 2001) held by Blue Truck. According to a Schedule 13D dated as of July 28, 2000, KPS is the controlling member of Blue Truck. The general partner of KPS is KPS Investors, LLC, a Delaware limited liability company ("KPS Investors"). KPS has shared voting and dispositive power over the shares held of record by Blue Truck and may be deemed to beneficially own those shares. Mr. Psaros is the President of Blue Truck, a Principal of KPS and a member and manager of KPS Investors.
       Mr. Keilin is a Vice President of Blue Truck, a Principal of KPS and a member and manager of KPS Investors. Mr. Shapiro is the Treasurer of Blue
       Truck, a Principal of KPS and a member and manager of KPS Investors. Each of KPS Investors and Messrs. Psaros, Keilin and Shapiro disclaim beneficial ownership with respect to the shares held of record by Blue
       Truck. The address of Blue Truck is c/o KPS Special Situations Fund,
       L.P., 200 Park Avenue, 58th Floor, New York, NY 10166.

(13)   Consists entirely of shares issuable upon conversion of the Company's
       Series A Preferred Stock (including dividends accumulated thereon as of October 19, 2001) held by CFE. According to a Schedule 13D dated as of July 28, 2000, CFE is a wholly-owned subsidiary of GE Capital, which is a wholly-owned subsidiary of General Electric Capital Services, Inc., a

                                       32


       Delaware corporation ("GECS"), which, in turn, is a wholly owned subsidiary of General Electric Company, a New York corporation ("GE").
       Each of GE Capital, GECS and GE disclaims beneficial ownership of the shares held by CFE. The address of CFE is 201 High Ridge Road, Stamford,
       CT 06927.

(14) Includes 92,332 shares issuable pursuant to options exercisable within 60 days.

                                       33

                         COMMON STOCK PERFORMANCE GRAPH


         The following graph compares the percentage change in the Company's cumulative total stockholder return on its Common Stock for the period during which the Common Stock has been registered under Section 12 of the Exchange Act against the cumulative total return of the Nasdaq Total Return (U.S.) Index (the "Nasdaq Index") and the cumulative total return of the Nasdaq Transportation Index(1) (the "Transportation Index") for the same period. The graph assumes an investment of $100 on May 1, 1998(2) in the Common Stock and in the stocks comprising the Nasdaq Index and the Transportation Index, and assumes reinvestment of dividends, if any.





                                    [GRAPH]





--------------------------------
(1) The Transportation Index includes more than 100 railroads, trucking companies, airlines, pipelines (except natural gas) and services such as warehousing and travel arrangements.

(2) The Company's Common Stock began trading on the Nasdaq National Market on May 1, 1998. Prior to May 1, 1998, the Common Stock was not publicly traded. Comparative data is presented for the period beginning on May 1, 1998 and ending on December 31, 2000.


                                        May 1, 1998    December 31, 1998     December 31, 1999     December 29, 2000
                                        -----------    -----------------     -----------------     -----------------

   United Road Services, Inc.               100               141                   13                    .38
   Nasdaq Index                             100               118                   220                   132
   Transportation Index                     100                81                   82                    96


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and stockholders beneficially holding greater than ten percent of the Common Stock are also required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file with the SEC.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with.

                                    AUDITORS

         KPMG, LLP ("KPMG") has been selected as the Company's independent auditors for the 2001 fiscal year. KPMG has acted as principal accountant to the Company since the Company's inception. Representatives of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions of the stockholders.

AUDIT FEES

         The aggregate fees paid by the Company to KPMG, LLP for professional services rendered for the audit of the Company's financial statements for the fiscal year ending December 31, 2000 and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal year 2000 were $424,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by KPMG for professional services rendered for financial information systems design and implementation for fiscal year 2000.

ALL OTHER FEES

         Fees billed to the Company by KPMG for all other non-audit professional services for fiscal year 2000 were $590,061. The Audit Committee discussed with KPMG that firm's independence and considered whether the non-audit services provided by KPMG are compatible with maintaining its independence.

                          PROPOSALS OF SECURITY HOLDERS

         A stockholder proposal relating to the Company's Annual Meeting of Stockholders to be held in 2002 must be received at the Company's executive offices no later than July 23, 2002 for evaluation as to inclusion in the proxy statement in connection with such meeting, unless such meeting is held more than 30 days before or after November 29, 2002, in which case the deadline for the receipt of such proposals will be a reasonable time prior to the date the Company prints and mails its proxy materials for such meeting.

         Under the Company's Amended and Restated Bylaws, in order for a stockholder to propose business (including to nominate a candidate for director) to be considered at an annual meeting of stockholders, timely written notice of such business must be given to the Company's Secretary. To be timely with respect to the Company's Annual Meeting of Stockholders to be held in 2002, such notice must be received at the principal executive offices of the Company between August 31 and September 30, 2002 (except in the event that the date of such annual meeting is prior to October 30, 2002 or after January 28, 2003, in which event a stockholder's notice must be so delivered not earlier than the 90th day prior to the date of the annual meeting and not later than the 60th day prior to such date or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company). Such notice must provide certain information as specified in the Company's Amended and Restated Bylaws regarding the stockholder giving the notice and the nature of the business to be proposed or the candidate to be nominated. Such notice is separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.



                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

         The Board of Directors does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this proxy statement, and knows of no other business scheduled to come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting or any adjournment thereof, the persons named in the proxies will vote upon them in accordance with their best judgment.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                                            By Order of the Board of Directors

                                            /s/ Gerald R. Riordan

                                            Gerald R. Riordan
                                            Chief Executive Officer


Date:  November 6, 2001

--------------------------------------------------------------------------------

                         COMMON STOCKHOLDERS' PROXY CARD
                           UNITED ROAD SERVICES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 29, 2001


      The undersigned hereby appoints Gerald R. Riordan and Michael A. Wysocki (the "Proxies), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders (the "Meeting") of United Road Services, Inc. (the "Company") to be held on November 29, 2001, at 10:00 a.m. Eastern Time at the offices of KPS Special Situations Fund, L.P., 200 Park Avenue, 58th Floor, New York, New York. The Proxies shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

                 (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

--------------------------------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           UNITED ROAD SERVICES, INC.

                                NOVEMBER 29, 2001












                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

                  -----

A |X|   PLEASE
        MARK YOUR
        VOTES AS
        IN THIS
        EXAMPLE


                                                                        ========
             FOR the
            nominees
            listed as
              right      WITHHOLD
             (except    AUTHORITY
               as        to vote
            directed     for the
             to the     nominees
            contrary    listed at
             below)       right
               | |         | |     NOMINEES:           If  any   other   matters
1. ELECTIONS   | |         | |      Edward        properly   come   before   the
OF DIRECTOR.   |_|         |_|       W. Morawski  Meeting  or  any   adjournment
Two Class III                       Kenneth K.    thereof,  this  proxy  will be
directors are to be                  Fisher       voted    according    to   the
elected by the holders of                         judgment of the persons  named
the common stock, par value                       on   the   reverse   side   as
$.01 per share, to serve                          Proxies.
until the Company's annual
meeting in 2004.                                      THIS  PROXY WILL BE VOTED
                                                  AS   SPECIFIED  AT  LEFT  WITH
INSTRUCTIONS:  TO WITHHOLD                        RESPECT  TO THE  ACTIONS TO BE
VOTE FOR ANY INDIVIDUAL                           TAKEN  ON  THE  PROPOSAL.   IN
NOMINEE(S), WRITE THAT                            THE     ABSENCE     OF     ANY
NOMINEE'S NAME ON THE SPACE                       SPECIFICATION,    THIS   PROXY
PROVIDED BELOW.                                   WILL   BE   VOTED    FOR   THE
---------------------------                       NOMINEES SPECIFIED AT LEFT.

                                                       THE UNDERSIGNED HEREBY
                                                  ACKNOWLEDGES RECEIPT OF THE
                                                  NOTICE OF ANNUAL MEETING OF
                                                  STOCKHOLDERS OF THE COMPANY
                                                  AND THE PROXY STATEMENT DATED
                                                  NOVEMBER 6, 2001.

                                                       THIS PROXY IS SOLICITED
                                                  AND THE MATTERS HEREIN
                                                  PROPOSED BY THE BOARD OF
                                                  DIRECTORS OF THE COMPANY,
                                                  WHICH UNANIMOUSLY RECOMMENDS
                                                  THAT YOU VOTE FOR THE NOMINEES
                                                  SPECIFIED AT LEFT.

                                                  PLEASE MARK, SIGN, DATE AND
                                                  RETURN THIS PROXY CARD
                                                  PROMPTLY IN THE ENCLOSED
                                                  POSTAGE-PAID ENVELOPE.


Signature______________Signature________________Dated:__________________________
                                IF HELD JOINTLY

NOTE: For shares held jointly, each joint owner shall personally sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

--------------------------------------------------------------------------------